UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 9, 2005


                                  CENVEO, INC.
               ---------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


        Colorado                     1-12551                    84-1250533
-------------------------        --------------             --------------------
 (State of Incorporation)          (Commission                (IRS Employer
                                   File Number)              Identification No.)


8310 S. Valley Highway #400 Englewood, CO                          80112
------------------------------------------                      ------------
(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code:  (303) 790-8023

                                 Not Applicable
           ----------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On September 9, 2005, Cenveo, Inc. ("Cenveo") entered into a Settlement and Governance Agreement with Burton Capital Management ("Burton") and Robert G. Burton, Sr. A copy of the Settlement and Governance Agreement is attached to this filing as an exhibit and is incorporated herein by reference.


ITEM 8.01.        OTHER EVENTS

         The description of the Settlement and Governance Agreement referred to under Item 1.01 is incorporated into this item 8.01 by reference.

         In addition, on September 9, 2005, Cenveo, Burton and Goodwood Inc. issued a joint press release announcing, among other matters, the signing of the Settlement and Governance Agreement. A copy of the press release is attached to this filing as an exhibit and is incorporated herein by reference.


ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

                  (a) Not applicable.

                  (b) Not applicable.

                  (c) Exhibits

                EXHIBIT NO.            DOCUMENT DESIGNATION

                 10.1 Settlement and Governance Agreement by and among Cenveo, Inc., Burton Capital Management and Robert G. Burton, Sr., dated September 9, 2005.

                 99.1 Joint Press Release of Cenveo, Inc., Burton Capital Management and Goodwood Inc., dated September 9, 2005.

                  SIGNATURES



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: September 12, 2005



                                  CENVEO, INC.

                                  By:   /s/ Mark Zoeller
                                     ------------------------------
                                        Mark Zoeller
                                        Vice President, General Counsel and
                                        Chief Legal Officer

                                  EXHIBIT INDEX

EXHIBIT
NUMBER            DESCRIPTION
------            -----------

10.1 Settlement and Governance Agreement by and among Cenveo, Inc., Burton Capital Management and Robert G. Burton, Sr., dated September 9, 2005.

99.1 Joint Press Release of Cenveo, Inc., Burton Capital Management and Goodwood Inc., dated September 9, 2005.